UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2016

ONE WORLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-13869	87-0429198
(Commission File Number)	(I.R.S. Employer Identification No.)

14515 Briarhills Parkway, Houston, Texas 77077
 (Address of principal executive offices)

(866) 440-1470
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                          Changes in Registrant's Certifying Accountant

Resignation of Certifying Accountant

On January 4, 2016 (the "Resignation Date"), HJ & Associates, LLC ("HJ"), resigned as the independent registered public accounting firm for One World Holdings, Inc. (the "Company").
The resignation of HJ was the result of the recent acquisition of HJ by Haynie & Company CPAs ("Haynie") which was effective January 1, 2016, and not due to any disagreement between the Company and HJ.  The Company's Board of Directors accepted the resignation of HJ.

The reports of HJ on the Company's consolidated financial statements for the two most recent years ended December 31, 2013 and 2014, did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2013 and 2014, and through the Resignation Date, there were (i) no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of HJ, would have caused HJ to make reference thereto in their reports on the consolidated financial statements for the years ended December 31, 2013 or 2014, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided HJ with a copy of this Form 8-K and requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HJ agrees with the above statements. A copy of such letter, dated January 8, 2016, is attached as Exhibit 16.1.

 Appointment of New Certifying Accountant

On January 8, 2016, the Company engaged Haynie & Company, Salt Lake City, Utah ("Haynie"), as its new independent registered public accounting firm. The appointment of Haynie as the Company's independent registered public accounting firm was approved unanimously by the Company's board of directors.

During the Company's two most recent fiscal years and in the subsequent interim period through the Resignation Date, the Company has not consulted with Haynie regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Haynie & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01                          Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit
Number                          Description

16.1            Letter from HJ & Associates, LLC dated January 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 8, 2016

ONE WORLD HOLDINGS, INC.

By:	/s/ Corinda Joanne Melton
Corinda Joanne Melton
Chief Executive Officer and Director